Deloitte &
Touche
--------------------------------------------------------------------------------
                          Deloitte & Touche LLP        Telephone: (604) 669-4466
                          Suite 2100                   Facsimile: (604) 685-0395
                          1055 Dunsmuire Street
                          P.O. Box 49279
                          Four Bentall Centre
                          Vancouver, British Columbia
                          V7X 1P4




                                                                    Exhibit 10.2


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report relating to iQ Battery Research and Development GmbH dated October 28, 1998, in the Registration Statement on Form SB-1, Amendment No. 3, and the related Prospectus of iQ Power Technology Inc.


/s/ Deloitte & Touche LLP
Chartered Accountants
Munich, Germany

May 5, 1999